                                                                    EXHIBIT 10.1

                                AMENDMENT NO. 3
                            TO THE CREDIT AGREEMENT


                                                   Dated as of December 31, 2000

          AMENDMENT NO. 3 TO THE CREDIT AGREEMENT among BMAC Holdings, Inc., a Delaware corporation (the "Parent Guarantor"), Better Minerals & Aggregates Company, a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders"), and Banque Nationale de Paris ("BNP"), as the initial issuing bank (the "Initial Issuing Bank"), as the swing line bank (the "Swing Line Bank"), and as agent (together with any successors appointed pursuant to Article VII, the "Agent") for the Lender Parties.

          PRELIMINARY STATEMENTS:

          (1) The Borrower, the Lenders and the Agent have entered into a Credit Agreement dated as of September 30, 1999 and amended as of December 31, 1999 and March 15, 2000 (as the same may be further amended, supplemented or otherwise modified through the date hereof, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

          (2) The Borrower and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

          SECTION 1. Amendments to Credit Agreement. Subject to Section 2, the
          ---------  ------------------------------
Credit Agreement is, as of the date hereof, hereby amended as follows:

          (a) The definition of "Applicable Margin" is amended by (i) deleting "Level I" from the table and by inserting the following in lieu thereof:


Level I(A)
---------
greater
 than 5.00        2.25%     2.75%      3.25%      4.50%      0.75%      1.00%
 to 1.00
--------------------------------------------------------------------------------
Level I(B)
---------
less than
 or equal
 to 5.00 to
 1.00 but         2.00%     2.50%      3.00%      4.25%      0.50%      0.75%
 greater
 than 4.50
 to 1.00
--------------------------------------------------------------------------------

(ii) by deleting the first reference to "Level I Applicable Margin" in the proviso and by inserting "Level I(B) Applicable Margin" in lieu thereof, and
(iii) by deleting the second reference to "Level I Applicable Margin" in the proviso and by inserting "Level I(A) Applicable Margin" in lieu thereof.

          (b) The definition of "EBITDA" is amended by deleting the first proviso and by inserting the following in lieu thereof:

          "provided, however, there shall be excluded from EBITDA, to the extent
           --------  -------
     therein included, (A) all non-cash foreign currency losses and all non-cash foreign currency gains, and (B) a non-recurring expense incurred in the hiring of R. Reeves in an amount not to exceed $2,306,000; provided, that,
                                                                --------
     of such amount, not more than $1,200,000 shall be payable in cash"

          (c) Section 2.01(e) is amended by deleting "the Conversion Date" and by inserting "February 22, 2001" in lieu thereof.

          (d) Section 2.08(b)(i)(B)(1) is amended by adding the following to the end of such clause:

          "; provided, that, for so long as the ratio of (x) Funded Debt as of the last day of the most recently ended fiscal quarter to (y) Consolidated EBITDA of the Borrower and its Subsidiaries for the four fiscal quarters most recently ended prior to the start of such period, as determined pursuant to the financial statements most recently delivered to the Agent at the end of each fiscal quarter, as the case may be, is greater than 5.00 to 1.00, such rate shall be 2.75%"

          (e) Section 2.08(b)(ii)(B)(1) is amended by adding the following to the end of such clause:

          "; provided, that, for so long as the ratio of (x) Funded Debt as of
             --------
     the last day of the most recently ended fiscal quarter to (y) Consolidated EBITDA of the Borrower and its Subsidiaries for the four fiscal quarters most recently ended prior to the start of such period, as determined pursuant to the financial statements most recently delivered to the Agent at the end of each fiscal quarter, as the case may be, is greater than 5.00 to 1.00, such rate shall be 3.75%"

          (f) Section 2.09(a)(y) is amended by deleting the references to "the Conversion Date" and by inserting in each case "February 22, 2001" in lieu thereof.

          (g) Section 5.04(a) is amended by deleting the following:

December 31, 2000                                      5.00 to 1.00
---------------------------------------------------------------------------
March 31, 2001                                         4.50 to 1.00
---------------------------------------------------------------------------
June 30, 2001                                          4.50 to 1.00
---------------------------------------------------------------------------
September 30, 2001                                     4.25 to 1.00
---------------------------------------------------------------------------
December 31, 2001                                      4.00 to 1.00
---------------------------------------------------------------------------

              and by inserting the following:

December 31, 2000                                      5.56 to 1.00
---------------------------------------------------------------------------
March 31, 2001                                         6.15 to 1.00
---------------------------------------------------------------------------

June 30, 2001                                          6.00 to 1.00
---------------------------------------------------------------------------
September 30, 2001                                     5.85 to 1.00
---------------------------------------------------------------------------
December 31, 2001                                      5.00 to 1.00
---------------------------------------------------------------------------

          (h) Section 5.04(b) is amended by deleting the following:

December 31, 2000                                      1.75 to 1.00
---------------------------------------------------------------------------
March 31, 2001                                         1.75 to 1.00
---------------------------------------------------------------------------
June 30, 2001                                          1.75 to 1.00
---------------------------------------------------------------------------
September 30, 2001                                     1.75 to 1.00
---------------------------------------------------------------------------
December 31, 2001                                      2.00 to 1.00
---------------------------------------------------------------------------

              and by inserting the following:

December 31, 2000                                      1.50 to 1.00
---------------------------------------------------------------------------
March 31, 2001                                         1.40 to 1.00
---------------------------------------------------------------------------
June 30, 2001                                          1.45 to 1.00
---------------------------------------------------------------------------
September 30, 2001                                     1.55 to 1.00
---------------------------------------------------------------------------
December 31, 2001                                      1.75 to 1.00
---------------------------------------------------------------------------

          (i) Section 8.07(a) is amended by deleting "5,000,000" and by inserting "2,500,000" in lieu thereof.

          SECTION 2. Conditions of Effectiveness. This Amendment shall become
          ---------  ---------------------------
effective on and as of December 31, 2000, provided that the following conditions
                                          --------
shall have been met on or before February 22, 2001: (a) the Agent shall have received, in form and substance satisfactory to the Agent and in sufficient copies for each Lender Party, (1) counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment and (2) the consent attached hereto executed by each party to the Subsidiary Guaranty, and (b) the Borrower shall have paid to the Agent for the account of each Lender executing this amendment on or before February 22, 2001 a fee equal to 0.25% of its aggregate Commitments (excluding the Acquisition Commitment).

          SECTION 3. Reference to and Effect on the Loan Documents. (a) On and
          ---------  ---------------------------------------------
after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

          (b) The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          SECTION 4. Costs, Expenses. The Borrower agrees to pay on demand all
          ---------  ---------------
costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

          SECTION 5. Execution in Counterparts. This Amendment may be executed
          ---------  -------------------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 6. Governing Law. This Amendment shall be governed by, and
          ---------  -------------
construed in accordance with, the laws of the State of New York.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                    BMAC HOLDINGS, INC.,
                                    as Parent Guarantor

                                    By:_______________________________
                                       Name:
                                       Title:


                                    BETTER MINERALS & AGGREGATES COMPANY, as
                                    Borrower

                                    By:_______________________________
                                       Name:
                                       Title:

                                    BNP PARIBAS (formerly Banque Nationale de
                                    Paris), as Agent, Initial Lender, Swing Line
                                    Bank and Initial Issuing Bank

                                    By:_______________________________
                                        Name:
                                        Title:

                                    By:_______________________________
                                        Name:
                                        Title:


                                    BANK AUSTRIA CREDITANSTALT
                                    CORPORATE FINANCE, INC.

                                    By:_______________________________
                                       Name:
                                       Title:

                                    By:_______________________________
                                       Name:
                                       Title:


                                    MERRILL LYNCH SENIOR FLOATING
                                    RATE FUND II, INC.

                                    By:_______________________________
                                       Name:
                                       Title:

                                    PRINCIPAL LIFE INSURANCE COMPANY

                                    By: Principal Capital Management LLC, a
                                        Delaware limited liability company, its
                                        authorized signatory

                                        By:___________________________
                                           Name:
                                           Title:

                                        By:___________________________
                                           Name:
                                           Title:


                                    MORGAN STANLEY DEAN WITTER
                                    PRIME INCOME TRUST

                                    By:_______________________________
                                       Name:
                                       Title:


                                    NATIONAL BANK OF CANADA

                                    By:_______________________________
                                       Name:
                                       Title:

                                    By:_______________________________
                                       Name:
                                       Title:


                                    GENERAL ELECTRIC CAPITAL CORPORATION

                                    By: _______________________________
                                       Name:
                                       Title:

                                    BOEING CAPITAL CORPORATION

                                    By:_______________________________
                                       Name:
                                       Title:


                                    THE CHASE MANHATTAN BANK,

                                    By:_______________________________
                                       Name:
                                       Title:


                                    BANK POLSKA KASA OPIEKI S.A.
                                    NEW YORK BRANCH

                                    By:_______________________________
                                       Name:
                                       Title:


                                    ABN AMRO BANK N.V.

                                    By:_______________________________
                                       Name:
                                       Title:

                                    By:_______________________________
                                       Name:
                                       Title:


                                    HELLER FINANCIAL, INC.

                                    By:_______________________________
                                       Name:
                                       Title:

                                    ARCHIMEDES FUNDING, L.L.C.

                                    By:  ING Capital Advisors LLC
                                         as its Collateral Manager

                                         By:__________________________
                                            Name:
                                            Title:

                                    ARCHIMEDES FUNDING, II, LTD.

                                    By:  ING Capital Advisors LLC
                                         as its Collateral Manager

                                         By:__________________________
                                            Name:
                                            Title:


                                    KZH-ING-1 LLC

                                    By:_______________________________
                                       Name:
                                       Title:


                                    KZH-ING-2 LLC

                                    By:_______________________________
                                       Name:
                                       Title:


                                    BALANCED HIGH-YIELD FUND I LTD.

                                    By:  BHF (USA) Capital Corporation,
                                         as Attorney-In-Fact

                                         By:__________________________
                                            Name:
                                            Title:

                                         By:__________________________
                                            Name:
                                            Title:

                                    NATIONAL CITY BANK

                                    By:_______________________________
                                       Name:
                                       Title:


                                    FIRST UNION NATIONAL BANK

                                    By:_______________________________
                                       Name:
                                       Title:


                                    METROPOLITAN LIFE INSURANCE COMPANY

                                    By:_______________________________
                                       Name:
                                       Title:


                                    MADISON AVENUE CDO I, LIMITED

                                    By:   Metropolitan Life Insurance Company

                                          By:_________________________
                                             Name:
                                             Title:


                                    FRANKLIN FLOATING RATE TRUST

                                    By:_______________________________
                                       Name:
                                       Title:


                                    FRANKLIN CLO I, LTD.

                                    By:_______________________________
                                       Name:
                                       Title:

                                    FIRST DOMINION FUNDING III

                                    By:__________________________
                                       Name:
                                       Title:


                                    SIMSBURY CLO, LIMITED

                                    By:  David L. Babson & Company, Inc.
                                         under delegated authority from
                                         Massachusetts Mutual Life Insurance
                                         Company as Collateral Manager

                                    By:__________________________
                                       Name:
                                       Title:


                                    SUFFIELD CLO, LIMITED

                                    By:  David L. Babson & Company, Inc.
                                         as Collateral Manager

                                    By:__________________________
                                       Name:
                                       Title:


                                    MAPLEWOOD (CAYMAN) LIMITED

                                    By:  David L. Babson & Company, Inc.
                                         under delegated authority form
                                         Massachusetts Mutual Life Insurance
                                         as Investment Manager

                                    By:__________________________
                                       Name:
                                       Title:

                                    MASSACHUSETTS LIFE INSURANCE COMPANY

                                    By: David L. Babson & Company, Inc.
                                        as Investment Adviser

                                    By:___________________________
                                       Name:
                                       Title:


                                    NEMEAN CLO, LTD.

                                    By:  ING Capital Advisors LLC,
                                         as Investment Manager

                                    By:___________________________
                                       Name:
                                       Title:


                                    SEQUILS-ING I (HBDGM), LTD

                                    By:  ING Capital Advisors LLC,
                                         as Collateral Manager

                                    By:___________________________
                                       Name:
                                       Title:


                                    EATON VANCE SENIOR DEBT PORTFOLIO


                                    By:__________________________

                                      Name:
                                      Title:

                               SUBSIDIARY CONSENT



                                                   Dated as of December 31, 2000


          The undersigned, as parties to one or more of the Loan Documents as defined in the Credit Agreement referred to in the foregoing Amendment, hereby consent to such Amendment and the Credit Agreement as amended on or prior to the date hereof and hereby confirm and agree that (a) notwithstanding the effectiveness of such Amendment, each of the Loan Documents is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement as amended by such Amendment, and (b) the Collateral Documents to which such undersigned is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).


                              PENNSYLVANIA GLASS SAND CORPORATION

                              By:_______________________________
                                 Name:
                                 Title:


                              THE FULTON LAND AND TIMBER COMPANY

                              By:_______________________________
                                 Title:


                              OTTAWA SILICA COMPANY

                              By:_______________________________
                                 Title:


                              GEORGE F. PETTINOS, INC.

                              By:_______________________________
                                 Title:

                              ELLEN JAY, INC.

                              By:_______________________________
                                 Title:


                              U.S. SILICA COMPANY
                              (a/k/a U.S. Silica Company, Inc.)

                              By:_______________________________
                                 Title:


                              BETTER MATERIALS CORPORATION

                              By:_______________________________
                                 Title:


                              BMC TRUCKING, INC.

                              By:_______________________________
                                 Title:


                              BUCKS COUNTY CRUSHED STONE COMPANY

                              By:_______________________________
                                 Title:


                              CHIPPEWA FARMS CORPORATION

                              By:_______________________________
                                 Title:


                              SHORE STONE COMPANY, INC.

                              By:_______________________________
                                 Title:

                              COMMERCIAL STONE CO., INC.

                              By:_______________________________
                                 Title:


                              STONE MATERIALS COMPANY, LLC

                              By:  Better Minerals & Aggregates Company,
                                   as Manager

                                   By:__________________________
                                      Title:


                              COMMERCIAL AGGREGATES TRANSPORTATION AND SALES,
                              LLC

                              By:  Stone Materials Company, LLC,
                                   as Manager

                                   By:__________________________
                                      Title: